Cash	12 Months Ended
Dec. 31, 2022
Cash.
Cash
7.	Cash

As at December 31, 2022 and 2021, the consolidated cash position was as follows:

	2022	2021
	$	$

Cash held in Canadian dollars	32,444	9,962

Cash held in U.S. dollars	54,242	15,810
Cash held in U.S. dollars (Canadian equivalent)	73,465	20,043

Cash held in Mexican Pesos	565	54,799
Cash held in Mexican Pesos (Canadian equivalent)	35	3,402
Total cash	105,944	33,407